SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              DOMINION FUNDS, INC.
                (Name of Registrant as Specified In Its Charter)

                  ---------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act RULE 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5) Total fee paid:

         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         -----------------------------------------------------------------------

          2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         3) Filing Party:

         -----------------------------------------------------------------------

         4) Date Filed:

         -----------------------------------------------------------------------

                              DOMINION FUNDS, INC.


December 10, 1999


To Our Shareholders:

Enclosed is a notice of annual meeting of shareholders to be held on December 21, 1999. Your vote on several issues is very important, especially as your Board of Directors continues to work on your behalf.

PROXY SOLICITATION

A PROXY IS ALSO ENCLOSED FOR YOUR SUBMISSION IN THE EVENT YOU ARE UNABLE TO ATTEND. IT IS VERY IMPORTANT FOR YOU TO COMPLETE THIS AND RETURN IT IN THE RETURN ENVELOPE AS SOON AS POSSIBLE. YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR ON EACH ISSUE.

MATTERS FOR CONSIDERATION

The Proxy statement discusses the matters scheduled for consideration at the annual meeting. They include an election of five directors to serve on the board of directors; approval or disapproval of a new investment manager, Nye, Parnell, & Emerson; ratification or rejection of Wallace Sanders & Company as auditors of the Fund; and any other business to come properly before the meeting.

NYE, PARNELL & EMERSON

For reasons described in our letter of December 3, 1999, the Board of your Fund has selected Nye, Parnell, & Emerson (NP&E) to manage the Fund into the new millennium beginning November 1, 1999. NP&E is one of the few U.S. investment managers whose has consistently ranked in the top 25th percentile of all investment managers in terms of long-term performance. Nelson Information's 1999 Trade Directory of the "World's Best Money Managers" annually ranks all of the top international investment managers. NP&E has been awarded one of Nelson's top rankings for each of the past one year, three years, and five years. Because of NP&E's track record and presence, the Board believes NP&E will provide consistent, stable and superior long-term investment performance for the Fund.

YEAR 2000

As we move into the New Year, we believe your Fund is positioned to again be one of the best performing growth mutual funds in America. Your vote in favor of these initiatives will support and continue this process. If you will be unable to attend in person, be sure to send your proxy at your earliest convenience.

Then, be sure to send your e-mail address to us.

Very truly yours,
DOMINION FUNDS, INC.


/s/ C. Dewey Elliott
C. Dewey Elliott, III
President



                     5000 Quorum Drive, Dallas, Texas 75240
                              www.dominionfunds.com
                         e-mail: info@dominionfunds.com

                              DOMINION FUNDS, INC.
                                5000 QUORUM DRIVE
                                    SUITE 620
                               DALLAS, TEXAS 75240
                                 (972) 385-9595


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 21, 1999

To the Shareholders of DOMINION FUNDS, INC.:

         Notice is hereby given that the Annual Meeting of Shareholders of Dominion Funds, Inc., a Texas corporation (the "Fund"), will be held at 10:00a.m., Central Time, on Tuesday, December 21, 1999, at 5000 Quorum Drive, Suite 620, Dallas, Texas 75240, for the following purposes:

1. To elect five directors to serve until the next Annual Meeting, or until their successors are duly elected and have qualified;
2. To approve or disapprove the Investment Advisory Agreement between the Dominion Insight Growth Fund and Nye, Parnell & Emerson Capital Management, Inc.;
3. To ratify or reject the selection of Wallace Sanders & Company as auditors of the Fund for the fiscal year ending June 30, 2000; and
4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only shareholders of record at the close of business on November 10, 1999, the record date for this meeting, will be entitled to notice of and to vote at the meeting and any adjournments thereof.

                                    IMPORTANT

         Your vote is important and all shareholders are asked to be present at the Annual Meeting in person or by proxy. If you will be unable to be present in person, we urge you to complete, sign, date and return the enclosed proxy at your earliest convenience using the enclosed stamped envelope. Sending in your proxy will not prevent you from personally voting your shares at the meeting since you may revoke your proxy by advising the Board of Directors of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.

                                 By Order of the Board of Directors,


                                 Douglas W. Powell, Secretary
Dallas, Texas
December 10, 1999

                              DOMINION FUNDS, INC.
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 21, 1999
                               -------------------


         The Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dominion Funds, Inc. (the "Fund"), to be used at the Annual Meeting of Shareholders of the Fund to be held at 10:00 a.m., Central Time, on Tuesday, December 21, 1999, at 5000 Quorum Drive, Suite 620, Dallas, Texas 75240, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

         The Fund is the issuer of the Dominion Insight Growth Fund series of common stock. The Dominion Insight Growth Fund is the only series of shares of the Fund outstanding.

         Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the meeting and to vote in person. Presence at the meeting of a shareholder who has signed a proxy does not in itself revoke the proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Board of Directors in writing. Unless so revoked, the shares represented by proxies received by the Board of Directors will be voted at the meeting or any adjournments thereof. Where a shareholder specifies a choice by means of a ballot provided in the proxy, the shares will be voted in accordance with such specification. If no choice is indicated, proxies will be voted for the election of the nominees for directors and the proposal set forth in the Notice of Annual Meeting of Shareholders.

         The Notice of Annual Meeting of Shareholders, this Proxy Statement, and the accompanying form of proxy were first mailed to shareholders of the Fund on or about December 10, 1999.

         Only holders of Dominion Insight Growth Fund series of common stock shares as of the close of business on November 10, 1999, are entitled to notice of and to vote at the Annual Meeting. On that date, the Fund had outstanding and entitled to vote 631,019.533 shares of Common Stock. The record holder of each outstanding share is entitled to one vote on all matters submitted to shareholders.

         The Fund will furnish, without charge, a copy of the Fund's Annual Report, and the most recent Semi-Annual Report succeeding the Annual Report, if any, to a shareholder upon request. To obtain free copies of these reports, a request should be directed to: The Dominion Insight Growth Fund, 5000 Quorum Drive, Suite 620, Dallas, Texas 75240, 800-687-9494, 972-385-9595. These
reports may also be obtained at www.dominionfunds.com.

                              ELECTION OF DIRECTORS

         The Board of Directors of the Fund consists of five members, each of whom is to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Each nominee has consented to be named in this Proxy Statement and to serve if elected. Management has no reason to believe that any of the named nominees will be unable to serve as a director. However, in such event, the person named as proxy reserves full discretion, in accordance with his best judgment, to vote or refrain from voting for such other person or persons as may be nominated. All nominees are members of the present Board of Directors. The proxies cannot vote for a greater number of persons than named below.

         The name, age, principal occupations during the past five years and other information with respect to each of the nominees for election as a director of the Fund are set forth below:

                                   Position(s)
    Name, Address, and Age       Held with Fund                      Occupation(s) During Past 5 Years
    ----------------------       ----------------                    ---------------------------------
                                        *
                                        -
Douglas W. Powell**             Chief Executive     Mr. Powell has been Chairman of the Board of Directors and Chief
5000 Quorum Drive               Officer, Director   Executive Officer of Dominion Financial Services, an SEC registered
Suite 620                                           investment advisor, since 1981, and Dominion Institutional Services
Dallas, Texas 75240                                 Corporation since June 1987. See "SEC Order" below.
Age 59

C. Dewey Elliott, III**         President,          Mr. Elliott has been an officer, director of Dominion Financial
5000 Quorum Drive               Director            Services since 1986, and Dominion Institutional Services
Suite 620                                           Corporation since June 1987. See "SEC Order" below.
Dallas, Texas 75240
Age 52

Peter R. Goldschmidt            Chairman of the     Mr. Goldschmidt has a broad background in business and legislative
2706 N. Randolph Street         Board, Director     affairs and has recently resumed his marketing consulting practice.
Arlington, Virginia 22207                           From September 1996 to September 1997, he was an Account
Age 70                                              Executive with Cartridge Technology Network. From May 1994 through July 1996 he was Sales Manager of GAMER Corp., a wholly owned subsidiary of Iverson Technology. In 1993 and 1994, he also worked with PIC, a fund-raising company.

Robert H. Spiro, Jr.            Director            Dr. Spiro retired from the Naval Reserve as a Rear Admiral in 1978.
105 Follin Lane, S.E.                               He is currently Chairman of RHS Imprinted Products, Inc., and
Vienna, Virginia 22180                              provides consulting on matters of marketing and management. He is
Age 78                                              also Vice President of the American Security Council and President
                                                    of the American Security Caucus Foundation.

Allen B. Clark, Jr.             Director            Mr. Clark is a Charter Financial Analyst. From April 1996 to the
10718 Sandpiper Lane                                present, he has been employed with the Department of Veterans
Dallas, Texas  75230                                Affairs as an Administrative Officer of two medical  services. From
Age 57                                              June 1994 to April 1996, he was self employed in marketing and consulting. From June 1993 to June 1994, he was employed in the mortgage lending department of First Fidelity Mortgage Corporation.

* Messrs. Powell and Elliott served as officers and directors of the Fund from inception until their resignations in July, 1998, and thereafter following their reelection to those positions in February, 1999. Mr. Goldschmidt has been a director of the Fund since inception, and was elected as Chairman of the Board in October, 1998. Mr. Spiro has been a director of the Fund since inception. Mr. Clark has been a director of the Fund since

         1996.

** Interested person (as defined in the Investment Company Act of 1940) of the Fund.

SEC ORDER

Messrs. Powell and Elliott are the subject of an Order Making Findings and Imposing Remedial Sanctions, and Order to Cease and Desist (collectively, the "Order") issued by the SEC on May 13, 1999 in connection with an administrative proceeding involving Dominion Capital Corporation ("Dominion") (IN THE MATTER OF DOMINION CAPITAL CORPORATION, DOUGLAS WOODROW POWELL, CHARLES DEWEY ELLIOTT, AND WILLIAM CARL BERRY, RESPONDENTS). Dominion was previously the Fund's Distributor, and Messrs. Powell and Elliott were officers, directors, principal owners, and registered principals of Dominion. The Order was issued after the Commission accepted an Offer of Settlement by Dominion and Messrs. Powell and Elliott in which they neither admitted nor denied the findings contained in the Order. The Order made the following findings: that five registered representatives of Dominion engaged in activities that constituted willful violations of the anti-fraud provisions of Section 17(a) of the Securities Act of 1933 (the "1933 Act") and Section 10(b) of the Securities Exchange Act of 1934 (the "1934 Act") and Rule 10b-5 promulgated thereunder; that Dominion and Messrs. Powell and Elliott failed reasonably to supervise these registered representatives, all of which were subject to their supervision, in their conduct of these activities; and that Dominion willfully violated Section 17(a) of the 1934 Act and Rule 17a-3(a)(6) thereunder by failing to make and keep current books and records in connection with these activities. The Order imposed the following sanctions: Dominion's registration as a broker and dealer in securities was revoked; Dominion was also ordered to pay a civil money penalty of $75,000; Messrs. Powell and Elliott were each suspended from association with any broker or dealer in any capacity for a period of three months, and, thereafter, in any supervisory or proprietary capacity for a period of an additional six months; and Messrs. Powell and Elliott were each also ordered to pay a civil money penalty of $35,000.

COMPENSATION

         Information with respect to compensation paid to each of the directors of the Fund during the fiscal year ended June 30, 1999 is set forth below.
All compensation shown was paid by Dominion Institutional Services
Corporation, the administrator of the Fund. The Fund does not pay, nor is it obligated to pay, such compensation shown.

                                      Aggregate       Pension or Retirement      Estimated            Total Compensation
    Name of Person, Position         Compensation      Benefits Accrued As     Annual Benefits           From Fund and
    ------------------------          From Fund       Part of Fund Expenses        Upon                  Fund Complex
                                      ---------       ---------------------        ----                  ------------
                                                                                Retirement
                                                                                ----------
Douglas W. Powell, Director             $3,600                                                           $3,600

C. Dewey Elliott, III, Director         $3,600                                                           $3,600

Peter R. Goldschmidt, Director          $3,900                                                           $3,900

Robert H. Spiro, Jr., Director          $3,600                                                           $3,600

Allen B. Clark, Jr., Director           $3,600                                                           $3,600

MEETINGS

         There were five meetings of the Board of Directors held during the fiscal year ended June 30, 1999. Each of the nominees attended such meetings. The Board of Directors has no standing audit, nominating or compensation committees or committees performing similar functions.

ELECTION

         The election of a director requires the affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote. Consequently, votes withheld and broker non-votes with respect to the election of directors will have no impact on the election of directors. Proxies submitted pursuant to this solicitation will be voted for the election of each of the nominees, unless specified otherwise. The Board of Directors recommends that shareholders vote for all of the proposed nominees.

    APPROVAL OR DISAPPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE
            FUND AND NYE, PARNELL & EMERSON CAPITAL MANAGEMENT, INC.

         On September 10, 1999, the Board of Directors of the Company terminated Insight Capital Management, Inc. ("Insight Capital") as the Fund's investment advisor, and at the same time approved Nye, Parnell & Emerson Capital Management, Inc. ("NP&E") as the Fund's new investment advisor. Insight Capital had served as investment advisor for the Fund since its inception. Both the termination of Insight Capital as the Fund's investment advisor and the approval of NP&E as the new investment advisor were effective November 1, 1999. Under the Investment Company Act of 1940, to which the Fund is subject, the new Investment Advisory Agreement ("Advisory Agreement") with NP&E may only be for an initial term of 120 days, and thereafter will terminate unless approved by the vote of the lesser of (A) at least 67% of the shares of the Fund present at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at such meeting, or (B) at least 50% of the outstanding shares. Accordingly, the Advisory Agreement is being submitted at the Annual Meeting for the requisite shareholder approval.

         If approved at the Annual Meeting by the requisite majority, the Advisory Agreement will continue in effect for a period of two years, and from year to year thereafter so long as such continuance is approved annually by a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of such parties, and by either the shareholders of the Fund or the Board of Directors of the Fund. If the Advisory Agreement is not approved at the Annual Meeting by the requisite shareholder vote, the Advisory Agreement may be resubmitted for shareholder approval prior to the expiration of its initial term. The description of the Advisory Agreement set forth herein is qualified in its entirety by reference to the entire Advisory Agreement, which is attached to this Proxy Statement as Exhibit A.

         As the investment advisor, NP&E provides the Fund with investment advice and recommendations for the Fund consistent with its investment objective, policies and restrictions, and supervises the purchase and sale of security transactions on behalf of the Fund. For such services, NP&E receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis. This is the same annual fee which the Fund paid to Insight Capital for serving as investment advisor.

         NP&E also serves as investment adviser to certain private accounts, managing approximately $400 million of investments for private investors and institutions throughout the United States. Although the overall investment objective of the Fund may differ from the objectives of the private accounts served by NP&E, in certain instances there may be securities which are suitable for the portfolio of the Fund as well as for one or more of the private accounts. At times, therefore, purchases and sales of the same investment securities may be recommended for the Fund and for one or more of the other private accounts. To the extent that the Fund and one or more of the private accounts seek to acquire or sell the same security at the same time, either the price obtained by the Fund or the amount of securities that may be purchased or sold by the Fund at one time may be adversely affected. In such cases the purchase and sale transactions are allocated among the Fund and the private accounts in a manner believed by the management of NP&E to be equitable to each.

          NP&E has no previous experience in advising a mutual fund, other than to advise the Fund since November 1, 1999. NP&E's Portfolio Management Group is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

         NP&E was formed in 1986. Paul Dietrich owns 75% of the equity in Eton Court Asset Management, Ltd. ("Eton Court"), a corporation which owns 100% of NP&E. Robert LoPinto owns 25% of the remaining equity in Eton Court. Mr. Dietrich is President/Managing Director of Eton Court. Robert LoPinto is a director of Eton Court. Eton Court was formed in 1999. The address of Eton Court is 526 King Street, Suite 201, Alexandria, Virginia 22314. Besides the Advisor, Eton Court also owns a majority interest in Peress Investment Advisors, Ltd. and may from time-to-time acquire other investment advisory firms.

         Financial analysts employed by NP&E are subject to the Code of Ethics and Standards of Professional Conduct adopted by the Association of Investment Management and Research. Under the Standards of Professional

Conduct, the financial analyst is required to act in a manner consistent with his obligation to deal fairly with all customers and clients when (i) disseminating investment recommendations, (ii) disseminating material changes in prior investment advice, and (iii) taking investment action.

         The Board of Directors of the Fund is recommendinig the new Advisory Agreement with NP&E to create a more stable, tax-efficient investment strategy with a lower risk profile, while continuing to invest in companies in the high growth industries of software, semiconductors, computer services, network and Internet technology; cable, Internet infrastructure and wireless telecommunications; and the health care and biotech sectors, that have been the primary focus of the Fund since its inception.

         NP&E will focus on primarily investing in the dominant company in a particular industry or industry niche within all the high-growth industry sectors. These companies generally have high returns on equity and dominant competitive market positions which leads to pricing power and predictable and consistent earnings growth. These stocks typically demonstrate considerably higher growth in earnings, dividends, reinvestment rates and rates of free cash flow. These companies do not rely on market fashions or technical market circumstances to prosper. Instead, their prosperity derives from global leadership or franchise within their industries.

         NP&E will manage a diversified portfolio of between 55 and 75 dominant, high-quality companies in the above-mentioned industries or industry niches. With a more diversified portfolio, the risk is cushioned because the decline of any single stock will have less significance to the portfolio as a whole.

         NP&E also intends to manage the Fund in the future to minimize investor's end-of-the-year capital gains tax distrubutions. The key to tax efficiency is for a fund to have a low turnover without sacrificing performance. This means the Fund will be buying and holding stocks for long-term investments, rather than trading in and out of the market, which increases turnover and potential capital gains taxes. NP&E seeks to accomplish both of these objectives, strong performance and tax efficiency, while lowering the overall risk of the portfolio during market downturns.

         The following information is provided with respect to each director or officer of NP&E:

   Name and Address        Position(s)                             Principal Occupation(s)
   ----------------        -----------                             -----------------------

Paul Dietrich           Chairman &         Mr. Dietrich was the Founder of Meridian Emerging Markets, Ltd., one
526 King Street,        Managing           of the leading providers of global emerging markets company financial
Suite 201 Alexandria,   Director           information. With offices in New York, Boston, London and Princeton,
VA 22314                                   Meridian collects, compiles, and distributes fundamental financial data on all of the largest publicly traded companies in over 56 emerging markets.
                                           Mr. Dietrich has also been an investment adviser to a Bermuda-based, offshore investment fund. He is an international corporate  attorney and was formerly associated  with two Washington, D.C. law firms, Squire,
                                           Sanders & Dempsey, and Jones, Day, Reavis & Pogue.

Robert LoPinto          Director           Mr. LoPinto is the President and Founder of TriCapital Corporation, an
11140 Rockville                            investment banking firm focused on middle market transactions, including
Pike, Suite 600                            buyouts, growth financings, and M&A.
N. Bethesda, MD
20852

Edward R. Venit         Executive Vice     Mr. Venit is a senior securities attorney who has advised domestic and
526 King Street,        President, Chief   international brokerage and asset management firms on legal and
Suite 201               Operating          compliance issues and operating procedures. From 1992 to 1996, Mr.
Alexandria, VA          Officer            Venit was General Counsel and Chief Operating Officer for Baring
22314                                      Securities Inc. (NY). He was a member of the senior management team responsible for developing the U.S. and Latin American operations of this
                                           NYSE/NASD member firm engaged in both U.S. and global securities activities, including corporate finance, asset management and institutional brokerage. He also oversaw strategic planning, budgeting, customer relations and human resources.

       THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ADVISORY AGREEMENT. APPROVAL BY THE SHAREHOLDERS OF THE ADVISORY
  AGREEMENT WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING
                VOTING SECURITIES OF THE FUND AS DEFINED BELOW.

         The vote of a majority of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the Investment Company Act of 1940, means the lesser of the vote of 67% or more of the outstanding voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy thereat, or more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes with respect to the Fund's shares entitled to vote shall be counted for the above purposes. The only voting security of the Fund is its common stock.

                          RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors, by unanimous vote, has selected Kinder & Wyman, P.C., Certified Public Accountants, 511 E. John Carpenter Freeway, Suite 200, Irving, Texas 75062-3920, to act as independent public accountants for the Fund for the fiscal year ending June 30, 2000. Kinder & Wyman, P.C. has served in such capacity on behalf of the Fund since the Fund's organization. Wallace Sanders & Company is the successor to Kinder & Wyman, P.C., and will perform the functions authorized to be performed by Kinder & Wyman, P.C. It is not expected that a representative of Wallace Sanders & Company will be present at the Annual Meeting.

         THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE SELECTION OF WALLACE SANDERS & COMPANY FOR THE FUND FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

           INVESTMENT ADVISOR, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

         Nye, Parnell & Emerson Capital Management, Inc. serves as the Fund's investment advisor. The address of the investment advisor is 526 King Street, Suite 201 Alexandria, Virginia 22314.

         Dominion Institutional Services Corporation serves as the Fund's administrator. The address of the administrator is 5000 Quorum Drive, Suite 620, Dallas, Texas 75240. The Fund incurred fees payable to the administrator in the amount of $199,717 for the fiscal year ended June 30, 1999. C. Dewey Elliott, III and Douglas W. Powell, officers and directors of the Fund and of the administrator, are beneficial owners in Elliott Family Partnership, Ltd. and DW Powell Family Partnership, Ltd., respectively., each of which owns 50% of the outstanding stock of the administrator.

         Northstar Securities, Inc. serves as the Fund's principal underwriter. The address of the principal underwriter is 5000 Quorum Drive, Suite 620, Dallas, Texas 75240. The Fund paid $455 in sales charges (in connection with distributing Fund shares) during the fiscal year ended June 30, 1999 to Dominion Capital Corporation, which was then the principal underwriter of the Fund. C. Dewey Elliott, III and Douglas W. Powell, officers and directors of the Fund and of the administrator, were officers, directors and principal owners of Dominion Capital Corporation at the time. On July 10, 1998, Northstar Securities, Inc. replaced Dominion Capital Corporation as the Fund's principal underwriter. While Northstar Securities, Inc. is not an affiliate of the Fund, it shares offices, personnel and expenses with the administrator. The Fund paid $18,156 in sales charges during the fiscal year ended June 30, 1999 to Northstar Securities, Inc. There are no sales charge on sales of the Fund's shares that occur on or after April 1, 1999.

         The Fund anticipates the investment advisor will place all orders for the Fund's portfolio securities transactions through its principal underwriter. During the fiscal year ended June 30, 1999, the Fund's investment advisor placed all orders for the Fund's portfolio securities transactions through the Fund's principal underwriter, including $62,160 in brokerage commissions to Dominion Capital Corporation and $115,595 in brokerage commissions to Northstar Securities, Inc.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Set forth below are the names and addresses of all holders of the Fund's Common Stock who, as of December 10, 1999, beneficially owned more than 5% of the outstanding shares of the Fund's Common Stock, as well as the number of shares of the Fund's Common Stock beneficially owned by each director and by all officers and directors of the Fund as a group. In each case, the person named has sole power to vote or dispose of such shares.

Name and Address                    Amount and Nature of                        Percent
of Beneficial Owner                 Beneficial Ownership                        of Class
-------------------                 --------------------                        --------
Officers and Directors
As a Group (5 persons)                      -0-                                 0%

                                  OTHER MATTERS

         The Board of Directors of the Fund knows of no other matters that may come before the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by such proxies in accordance with the best judgment with respect to such matters.

         The Fund does not expect to hold an Annual Meeting of Shareholders in 2000. All shareholder proposals intended for presentation at any future Annual Meeting of Shareholders must be received by the Fund at its principal office within a reasonable time period prior to such meeting in order to qualify for inclusion in the form of proxy and the proxy statement relating to such meeting.

                              COST OF SOLICITATION

         The cost of soliciting proxies will be borne by Dominion Institutional Services Corporation, the administrator of the Fund. The Fund expects to solicit proxies primarily by mail. Proxies may also be solicited personally and by telephone by certain officers of the Fund. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose.

                                 By Order of the Board of Directors,



                                 Douglas W. Powell, Secretary

Dallas, Texas
December 10, 1999

                                   EXHIBIT A


                         INVESTMENT ADVISORY AGREEMENT

                              DOMINION FUNDS, INC.
                      (Dominion Insight Growth Fund Series)

                          INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made as of the 1st day of November, 1999, by and between Dominion Funds, Inc., a Texas corporation (the "Company"), and Nye, Parnell & Emerson Capital Management, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end diversified management investment company; and

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor; and

     WHEREAS, the Company's Articles of Incorporation authorize the Board of Directors of the Company to classify or reclassify authorized but unissued shares of the Company and, as of the date of this Agreement, the Company's Board of Directors has authorized the issuance of a series of shares representing interests in a single investment portfolio: Dominion Insight Growth Fund (such portfolio and any other portfolios hereafter added to the Company being referred to collectively herein as the "Portfolios"); and

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Company's Dominion Insight Growth Fund series (the "Fund") upon the terms and conditions hereinafter set forth; and

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. ADVISORY SERVICES. The Advisor shall act as investment advisor for the Fund and shall, in such capacity, supervise all aspects of the Fund's investments, including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Company's Board of Directors. The Advisor shall give the Company and the Fund the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor hereunder.

     2. INVESTMENT ANALYSIS AND IMPLEMENTATION. In carrying out its duties under paragraph 1 hereof, the Advisor shall:

     (a) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign, or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the assets of the Fund or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund;

     (b) determine which issuers and securities shall be represented in the Fund's investment portfolio and regularly report thereon to the Company's Board of Directors;

     (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers, and regularly report thereon to the Company's Board of Directors; and

     (d) order or direct the execution of securities transactions on behalf of the Fund, select broker-dealers and negotiate brokerage commission rates.

and take, on behalf of the Company and the Fund, all actions which appear to the Company and the Fund necessary to carry into effect such purchase and sale programs as aforesaid.

     3. CONTROL BY BOARD OF DIRECTORS. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund, including, but not limited to, decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates, shall at all times be subject to any directives of the Board of Directors of the Company.

     4. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In performing its duties hereunder, the Advisor shall at all times conform to:

     (a) all applicable provisions of the Act and the Advisers Act, and any rules and regulations adopted thereunder;

     (b) the provisions of the registration statement of the Company relating to the Fund, as the same may be amended from time to time, under the Securities Act of 1933 and the Act;

     (c) the provisions of the Articles of Incorporation of the Company, as the same may be amended from time to time;

     (d) the provisions of the By-laws of the Company, as the same may be amended from time to time; and

     (e)  any other applicable provisions of state, federal or foreign law.

     5. BROKER-DEALER RELATIONSHIPS. The Advisor's primary consideration in effecting a security transaction shall be to obtain execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor shall take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the Fund, and other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to brokers and dealers who also provide research or statistical material, or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor shall report on said allocations regularly to the Board of Directors of the Company, indicating the brokers to whom such allocations have been made and the basis therefor.

     6. COMPENSATION. The Company shall pay the Advisor, as compensation for services rendered hereunder, an annual investment advisory fee, payable monthly, equal to 1.0% of the average daily net assets of the Fund. The average daily net assets of the Fund shall be determined in the manner set forth in the Company's Articles of Incorporation and registration statement relating to the Fund, as amended from time to time.

     7. ADVISOR'S EXPENSES. The Advisor shall furnish at its own expense all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to perform its duties and obligations hereunder.

     8. RECORDS. The Advisor shall comply with the record keeping provisions of Section 204 of the Advisers Act and Rule 204-2 thereunder, and shall provide to the Company, upon the Company's request, copies of such records.

     9. NON-EXCLUSIVITY. The services of the Advisor to the Company and the Fund are not to be deemed exclusive, and the Advisor shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers and directors of the Advisor may serve as officers and directors of the Company, and that officers and directors of the Company may serve as officers and directors of the Advisor, to the extent permitted by law; and that officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     10. TERM AND APPROVAL. This Agreement shall be effective on the date hereof, and shall thereafter continue for an initial term of 120 days. If this Agreement is, on or before the end of such initial term, approved by the vote of "a majority of the outstanding voting securities" of the Fund (as defined under Section 2(a)(42) of the Act), this Agreement shall thereafter continue in force and effect for two years, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

     (a)(i) by the Company's Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined under Section 2(a)(42) of the Act); and

     (b) by the affirmative vote of a majority of the directors of the Company who are not parties to this Agreement or "interested persons" (as defined under the Act) of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

     11. TERMINATION. This Agreement may be terminated as to the Fund at any time, without payment of any penalty, by vote of the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, on sixty (60) days' written notice to the other party. The notice herein provided for may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its "assignment" (as defined under Section 2(a)(4), of the Act).

     12. LIABILITY OF ADVISOR AND INDEMNIFICATION. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Company, the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses than may be sustained in the purchase, holding or sale of any security. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any officer, director or employee of the Advisor, the Company hereby agrees to indemnify and hold the Advisor harmless from and against all claims, actions, suits, and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of the Fund or otherwise) by the Company, its officers, directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations. The Company's obligations under this paragraph 12 shall be payable only from, and limited to, the assets of the Fund, and not from the assets of any other series of shares of the Company.

     13. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered by hand, telecopied or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the addresses of the Company and the Fund shall be 5000 Quorum Drive #620, Dallas, Texas 75240, and that of the Advisor shall be 526 King Street, Suite 201, Alexandria, Virginia 22314.

     14. QUESTIONS OF INTERPRETATION. Questions of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the Courts of the United States, or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the Act. In addition, where the effect of a requirement of the Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective duly authorized officers on the day and year first written above.

DOMINION FUNDS, INC.
on behalf of its Dominion Insight Growth Fund Series


By:/s/ C. Dewey Elliott, III
   --------------------------------
       President


NYE, PARNELL & EMERSON CAPITAL MANAGEMENT, INC.


By:/s/ Paul Dietrich
   --------------------------------
       President

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                              DOMINION FUNDS, INC.
                                DECEMBER 21, 1999

        The undersigned hereby constitutes and appoints Douglas W. Powell and C. Dewey Elliott, III, or either of them, with power of substitution, attorney and proxy for and in the name and place of the undersigned to appear and vote with the same force and effect as the undersigned at the Annual Meeting of Shareholders of DOMINION FUNDS, INC. (the "Fund"), to be held at 10:00 a.m., Central time, on Tuesday, December 21, 1999, at 5000 Quorum Drive, Suite 620, Dallas, Texas 75240, and any adjournments thereof, all shares of stock of the Fund which the undersigned is entitled to vote as follows:

1.   In the election of directors:

     FOR all nominees listed below (except as marked to the contrary below) [ ]

     WITHHOLD AUTHORITY to vote for all nominees listed below:              [ ]

         Douglas W. Powell, C. Dewey Elliott, III, Robert H. Spiro, Jr.,
                     Peter R. Goldschmidt and Allen B. Clark, Jr.

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

     -----------------------------------------------------------------

2. To approve the Investment Advisory Agreement between the Fund and Nye, Parnell & Emerson Capital Management, Inc.

                         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

3. To ratify the selection of Wallace Sanders & Company as auditors of the Fund for the fiscal year ending June 30, 2000.

                         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN THE ELECTION OF DIRECTORS FOR THE ELECTION OF THE NOMINEES LISTED IN THE PROXY STATEMENT, IN FAVOR OF ALL PROPOSALS AND IN THE DISCRETION OF THE PROXY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         THE SIGNATURE ON THIS PROXY SHOULD CORRESPOND EXACTLY WITH THE NAME OF THE STOCKHOLDER AS IT APPEARS ON THE PROXY. IF STOCK IS ISSUED IN THE NAME OF TWO OR MORE PERSONS, EACH SHOULD SIGN THE PROXY. IF A PROXY IS SIGNED BY AN ADMINISTRATOR, TRUSTEE, GUARDIAN, ATTORNEY OR OTHER FIDUCIARY, PLEASE INDICATE FULL TITLE AS SUCH.

                                             Dated                        , 1999
                                                  ------------------------
                                             Signed:
                                                    ----------------------------
                                             Signed:
                                                    ----------------------------


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DOMINION FUNDS, INC.

[ ] Please check here if you WILL be attending the meeting.